UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Precision Optics Corporation, Inc. (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRECISION OPTICS CORPORATION, INC.
22 East Broadway
Gardner, Massachusetts 01440

To the Stockholders:

The Board of Directors and officers of Precision Optics Corporation, Inc. invite you to attend the 2006 Annual Meeting of Stockholders to be held Tuesday, November 28, 2006, at 10:00 a.m. at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts.

A copy of the Proxy Statement and a copy of the Company’s 2006 Annual Report to Stockholders are enclosed.

If you cannot be present at the meeting, please mark, date, and sign the enclosed proxy card and return it as soon as possible in the enclosed envelope.

Very truly yours, /s/ Richard E. Forkey Richard E. Forkey President

PRECISION OPTICS CORPORATION, INC.
22 East Broadway
Gardner, Massachusetts 01440

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

November 28, 2006

The 2006 Annual Meeting of Stockholders of Precision Optics Corporation, Inc. (the “Company”) will be held on Tuesday, November 28, 2006, at 10:00 a.m. at the offices of Ropes & Gray LLP, Boston, Massachusetts, for the following purposes:

1.	To consider and approve an amendment to the Company’s Articles of Organization, as amended, to increase the number of authorized shares of the Company.

2.	To consider and act on a proposal to approve certain amendments to the Amended and Restated 1997 Incentive Plan of the Company.

3.	To consider and act on a proposal to approve the 2006 Equity Incentive Plan of the Company.

4.	To elect two Class I directors to hold office for a three-year term and until their respective successors shall have been duly elected and qualified.

5.	To transact any and all other business that may properly come before the meeting or any adjournment thereof.

All stockholders of record at the close of business on Friday, October 13, 2006, are entitled to notice of and to vote at the meeting.

Stockholders are requested to sign and date the enclosed proxy and return it in the enclosed envelope. The envelope requires no postage if mailed in the United States.

By Order of the Board of Directors /s/ Michael T. Pieniazek Michael T. Pieniazek Clerk

November 1, 2006

PRECISION OPTICS CORPORATION, INC.
_________________

Annual Meeting of Stockholders
November 28, 2006

PROXY STATEMENT
___________________

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement and form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Precision Optics Corporation, Inc., a Massachusetts corporation (the “Company”), for the 2006 Annual Meeting of Stockholders of the Company to be held on November 28, 2006, at 10:00 a.m. at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts, and any adjournments thereof, for the purposes set forth in the notice of meeting. The Company was incorporated in 1982, and its principal executive offices are at 22 East Broadway, Gardner, Massachusetts 01440 (telephone 978-630-1800). This proxy statement and form of proxy are first being distributed to stockholders on or about November 1, 2006.

Stockholders Entitled to Vote

As of September 15, 2006, the Company had outstanding 15,458,212 shares of common stock, $0.01 par value per share (the “Common Stock”). Each share of Common Stock entitles the holder of record thereof at the close of business on October 13, 2006 to one vote, in person or by proxy, on the matters to be voted upon at the meeting.

Voting Procedures

Consistent with Massachusetts law and the Company’s by-laws, the holders of a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the annual meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting.

If the enclosed form of proxy is properly signed and returned and not revoked, the shares represented thereby will be voted at the annual meeting. If the stockholder specifies in the proxy how the shares are to be voted, they will be voted as specified. If the stockholder does not specify how the shares are to be voted, such shares will be voted in favor of Proposals 1, 2 and 3 below and for the election of the nominees for director.

Any stockholder has the right to revoke his or her proxy at any time before it is voted by: (1) attending the meeting and voting in person, (2) by filing with the Clerk of the Company a written instrument revoking the proxy or (3) delivering to the Clerk another newly executed proxy bearing a later date.

Required Vote

The approval of the amendment to the Articles of Organization, as amended, to increase the number of shares outstanding as described in Proposal 1 requires the affirmative vote of a majority of all shares outstanding.

The approval of certain amendments to the Company’s Amended and Restated 1997 Incentive Plan described in Proposal Number 2 and the approval of the 2006 Equity Incentive Plan of the Company described in Proposal Number 3 require the affirmative vote of a majority of the shares represented and entitled to vote at the meeting.

The election of the Class I directors described in Proposal 4 requires a plurality of votes cast.

Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum, but will not be counted as votes properly cast for purposes of determining the outcome of voting on any matter. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for the particular item and has not received instructions from the beneficial owner.

Voting on Other Matters

At the date hereof, the Company’s management has no knowledge of any business other than that described in the notice for the annual meeting which will be presented for consideration at such meeting. If any other business should come before such meeting, the persons appointed by the enclosed form of proxy may, in their discretion, vote all such proxies in accordance with their own judgment. The persons appointed by the enclosed form of proxy also may, in their discretion, vote all proxies with respect to matters incident to the conduct of the meeting.

Costs of Proxy Solicitation

The Company will bear all the costs of the solicitation of proxies. The Board of Directors (the "Board") may arrange with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for the reasonable out-of-pocket expenses incurred in so doing. In addition to the solicitation of proxies by use of the mail, the Company may use the services of some of its directors, officers, and regular employees (who will receive no compensation therefrom in addition to their regular salaries) to solicit proxies personally or by mail or telephone.

PROPOSAL NUMBER 1. APPROVAL OF THE AUTHORIZED SHARES AMENDMENT

Purpose of the Increase in Authorized Shares

The Board of Directors has approved and is hereby soliciting stockholder approval of an amendment to the Company's Articles of Organization, as amended, to increase the number of shares of Common Stock that the Company is authorized to issue from 20,000,000 to 50,000,000. On September 15, 2006, the Company had 15,458,212 shares of Common Stock outstanding and 2,492,583 shares of Common Stock reserved for specific purposes, including issuance upon exercise of outstanding stock options or for future awards under its equity incentive arrangements. The Board of Directors believes that it is desirable to have available a substantial number of authorized but unissued shares of Common Stock, which may be issued from time to time without further action by the stockholders, to provide for stock splits or stock dividends, stock options and other equity incentives, to be able to take advantage of acquisition opportunities, to meet future capital needs and for other general corporate purposes.

The form of the proposed amendment is attached hereto as Annex I. Subject to favorable stockholder action, the proposed amendment would become effective upon the filing of Articles of Amendment with the Secretary of State of The Commonwealth of Massachusetts, which would be expected to occur shortly after stockholder approval of the amendment. Upon filing of such amendment, all stockholders of the Company would be bound by the amendment, whether or not they voted for it.

Risks Associated with the Increase in Authorized Shares

The issuance of additional authorized shares of Common Stock may dilute the voting power and equity interests of present stockholders. Prior to the Authorized Shares Amendment, if all of the existing authorized shares were issued, current shares outstanding would be approximately 77% of the total outstanding shares. If the Authorized Shares Amendment is approved and all of the then authorized shares were issued, current shares outstanding would be approximately 31% of the total outstanding shares. It is not possible to predict in advance whether the issuance of additional shares will have a dilutive effect on earnings per share as it depends on the specific events associated with a particular transaction. Shares of authorized but unissued Common Stock may be issued from time to time by the Board of Directors without further stockholder action unless such action is required by Massachusetts law, under which the Company is incorporated, or the Company’s Articles of Organization.

Recommendation of the Board of Directors

The Board of Directors believes that the advantages of the additional authorized shares outweigh any potential disadvantages. The Board of Directors believes that approval of the increase in the authorized shares is in the best interest of the stockholders because it would facilitate the Company’s business and financial purposes in the future without the necessity of delaying such activities for further stockholder approval, except as may be required by Massachusetts law or the Company’s Articles of Organization.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR PROPOSAL 1.

PROPOSAL NUMBER 2. APPROVAL OF AMENDMENTS TO
THE AMENDED AND RESTATED 1997 EQUITY INCENTIVE PLAN

On April 12, 2006 and May 9, 2006, the Board of Directors approved, and is hereby soliciting stockholder approval of, certain amendments to the Precision Optics Corporation, Inc. Amended and Restated 1997 Incentive Plan (the "1997 Incentive Plan"). The primary purpose of further amending the 1997 Incentive Plan is to increase the total number of shares of Common Stock that may be issued under the 1997 Incentive Plan from 1,500,000 to 3,000,000. The amendment also provides that any shares of Common Stock remaining under an award that terminates or is terminated without having been exercised at all or in full will not be considered to have been delivered in satisfaction of an Award and will revert to the pool of shares of Common Stock available for issuance under the 1997 Incentive Plan. As of October 10, 2006, 497,438 shares of Common Stock remained available for future Awards under the 1997 Incentive Plan.

If Proposal Number 3 related to the adoption of a new equity incentive plan is approved by the requisite number of stockholders, no additional Awards will be granted under the 1997 Incentive Plan and any shares remaining in the pool of shares available for issuance under the 1997 Incentive Plan will be rolled over to the pool of shares available for issuance under the 2006 Incentive Plan.

The following is a summary of the material features of the 1997 Incentive Plan, as proposed to be amended, however, it may not contain all of the information important to you. We urge you to read the 1997 Incentive Plan, a copy of which appears as Exhibit A to this proxy statement. Capitalized terms used under Proposal Number 2 but not otherwise defined under Proposal Number 2 shall have the meanings ascribed to such terms in the 1997 Incentive Plan.

Participation in Plan

The grant of Awards under the 1997 Incentive Plan to eligible participants is subject to the discretion of the plan administrator, which is currently the Board of Directors. The benefits or amounts that have been or are to be received under the 1997 Incentive Plan since the date the Board approved the increase in the number of shares available for grant under the 1997 Incentive Plan are not determinable at this time, other than as set forth in the following table:

Amended Plan Benefits
1997 Incentive Plan

Name and Position	Number of Units	Dollar Value
Richard E. Forkey, President, Chief Executive Officer, and Treasurer	373,600 (1)	- (2)
Joseph N. Forkey, Executive Vice President and Chief Scientific Officer	280,200 (3)	- (2)
Michael T. Pieniazek, Vice President, Finance, Chief Financial Officer and Clerk	125,000 (4)	$22,500(5)
All current executive officers as a group	778,800 (1)	$22,500(6)
All non-executive directors as a group	40,000 (7)	- (8)
All non-executive officer employees as a group	277,000 (9)	- (2)
__________

(1)	Richard Forkey was granted options to purchase 373,600 shares of Common Stock at an exercise price of $0.55 per share on May 9, 2006.

(2)
The dollar value of the options will depend on the difference between the exercise price and the fair market value of the underlying shares on the date of exercise (the “option spread”). As of October 10, 2006, the closing price of the Company's Common Stock on the OTC Bulletin Board was $0.43, resulting in a negative option spread as of such date.

(3)	Joseph Forkey was granted options to purchase 280,200 shares of Common Stock at an exercise price of $0.55 per share on May 9, 2006.

(4)	Michael Pieniazek was granted options to purchase 125,000 shares of Common Stock at an exercise price of $0.25 per share on September 15, 2006.

(5)
The dollar value of the options will depend on the difference between the exercise price and the fair market value of the underlying shares on the date of exercise. The dollar value of the options shown above represents the option spread as of October 10, 2006.

(6)	The dollar value of 125,000 of such options represents the option spread as of October 10, 2006. The remaining options have no value as of such date.

(7)
Represents grants of Awards expected in connection with the 2006 Annual Meeting of Stockholders. Each non-employee director of the Company receives an option to purchase shares of Common Stock on the date of each annual meeting of stockholders.

(8)	The dollar value of such Awards is not determinable at this time.

(9)	Such Awards were granted to other employees on May 9, 2006 and have an exercise price of $0.55 per share.

Summary of the 1997 Incentive Plan

         Administration.  Subject to the terms of the 1997 Incentive Plan, the Administrator has authority to interpret the 1997 Incentive Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; and otherwise do all things necessary to carry out the purposes of the 1997 Incentive Plan. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator shall exercise its discretion consistent with qualifying the Award for such exception.

         Eligibility and Participation.    In general, the Administrator selects participants in the 1997 Incentive Plan from among key employees of the Company and its affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company or its affiliates. The Administrator also has discretion to include as participants in the 1997 Incentive Plan members of the Company's Board of Directors and other persons who provide services to the Company or its affiliates. As of October 10, 2006, approximately 40 persons were eligible to receive Awards under the 1997 Incentive Plan, including the Company's three executive officers and four non-employee directors. The maximum number of shares for which stock options may be granted to any person, the maximum number of shares subject to stock appreciation rights granted to any person, and the aggregate maximum number of shares of Stock which may be delivered to any person pursuant to Awards that are not stock options or stock appreciation rights are each limited to 600,000 shares per year under the 1997 Incentive Plan. In addition, no more than $2 million may be paid to any individual with respect to any annual cash performance-based bonuses and no more than $2 million in cash performance-based bonuses may be paid to any individual with respect to multi-year performance periods ending in the same year. No Award constituting an incentive stock option within the meaning of Section 422 of the Internal Revenue Code (an "ISO") may be granted under the 1997 Incentive Plan after September 15, 2007, but ISO Awards previously granted may extend beyond such date.

         Types of Awards.    The Administrator, in its discretion, may award (i) options to purchase Common Stock, (ii) stock appreciation rights, (iii) restricted or unrestricted Stock, (iv) promises to deliver Common Stock or other securities in the future, (v) convertible securities, (vi) cash bonuses, and (vii) cash bonuses or loans to help defray the costs of the foregoing Awards.

         Performance Criteria.    Awards under the 1997 Incentive Plan may be conditioned upon satisfaction of specified performance criteria. In the case of any such Award that is intended to qualify for exemption from the deduction limitation rules of Section 162(m) of the Internal Revenue Code (an "Exempt Award"), the criteria used in connection with the Award shall be one or any combination of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business or geographical basis or in combinations thereof): (i) sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; gross margin; inventory level or turns; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; or other objective operating contributions; or (ii) acquisitions or divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) and refinancings; or other transactions that involve a change in the equity ownership of the Company. A Performance Criterion measure and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. In the case of an Exempt Award, the administrator will preestablish the particular performance goals in writing no later than 90 days after the commencement of the period of service to which the performance relates (or earlier if so required under applicable regulations) and will certify prior to payment whether the performance goal or goals have been attained. If the performance goal with respect to an Exempt Award is not attained, no other Award shall be provided in substitution. To date, the Company has not granted any Exempt Awards.

         Rules Applicable to Awards.    Neither ISOs nor, except as the Administrator otherwise expressly provides, other Awards may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime ISOs (and, except as the Administrator otherwise expressly provides, other non-transferable Awards requiring exercise) may be exercised only by the Participant. The Administrator may determine the time or times at which an Award will vest or become exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, immediately upon the cessation of the Participant's Employment, an Award requiring exercise will cease to be exercisable and will terminate, and all other Awards to the extent not already vested will be forfeited with certain exceptions, which are enumerated in the 1997 Incentive Plan.

         Stock Options.    The Administrator will determine the exercise price, if any, of each Award requiring exercise. Unless the Administrator determines otherwise, each stock option will have an exercise price not less than the fair market value of the Stock subject to the stock option, determined as of the date of grant. A stock option intended to be an ISO granted to a person who owns (or by application of attribution rules is deemed to own) more than 10% of the total combined voting power of all classes of stock of the Company will have an exercise price equal to 110% of such fair market value. Options awarded under the 1997 Incentive Plan will not be ISOs except as expressly provided otherwise.

         Effect of Certain Transactions.    In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of a majority of the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets or a dissolution or liquidation of the Company, all outstanding Awards requiring exercise will cease to be exercisable, and all other Awards to the extent not fully vested (including Awards subject to performance conditions not yet satisfied or determined) will be forfeited, as of the effective time of such transaction; provided, however, that immediately prior to the consummation of such a transaction, the vesting or exercisability of Awards shall be accelerated unless, in the case of any Award, the Administrator provides for one or more substitute or replacement awards from, or the assumption of existing Awards by, the acquiring entity (if any) or its affiliates.

         Equitable Adjustment.    In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital structure, the Administrator will make appropriate adjustments to the maximum number of shares that may be delivered under the 1997 Incentive Plan, to the maximum share limits under the 1997 Incentive Plan, to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, to any exercise prices relating to Awards, and to any other provision of Awards affected by such change. In connection with the one-for-six reverse split of the Company's Common Stock that was consummated on January 29, 2003, the Administrator made such adjustments accordingly. The Administrator also may make such adjustments to take into account other distributions or events, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the 1997 Incentive Plan and to preserve the value of Awards; provided, however, that no such adjustment shall be made to the maximum share limits, or otherwise to an Award intended to be eligible for the performance-based exception under Section 162(m), except to the extent consistent with that exception.

         Amendment.    Subject to the Administrator's obligation to exercise its discretion consistent with qualifying Awards for the performance-based exception under Section 162(m) if such Awards are intended to so qualify, the Administrator may at any time or times amend the 1997 Incentive Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the 1997 Incentive Plan as to any further grants of Awards, provided that, except to the extent expressly required or permitted by the 1997 Incentive Plan, no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the 1997 Incentive Plan to continue to qualify under Section 422 of the Internal Revenue Code or for Awards to be eligible for the performance-based exception under Section 162(m).

         Other Compensation.    The existence of the 1997 Incentive Plan and the grant of Awards will not affect the Company's right to pay other bonuses or compensation in addition to Awards under the 1997 Incentive Plan.

         Price of Common Stock.    The closing price of the Company's Common Stock on the OTC Bulletin Board on October 10, 2006 was $0.43.

Certain Federal Income Tax Consequences

         The following discussion summarizes certain United States federal income tax consequences of the issuance and receipt of options under the 1997 Incentive Plan under the law as in effect on the date of this proxy statement. The 1997 Incentive Plan provides for the grant of both ISOs and NSOs, as well as other Awards. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the 1997 Incentive Plan, nor does it cover state, local or non-U.S. taxes.

      ISOs. An optionee realizes no taxable income upon the grant or, for regular tax purposes, upon the exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

       NSOs. In general, in the case of an NSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which the Company is not entitled to a deduction.

       In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

       The Administrator may award stock options that are exercisable for restricted stock. Under Section 83 of the Code, an optionee who exercises a nonqualified stock option for restricted stock will generally have income only when the stock vests, equal to the fair market value of the stock at that time less the exercise price. However, the optionee may make a so-called “83(b) election” in connection with the exercise to recognize taxable income at the time of exercise. Assuming no other applicable limitations, the amount and timing of the deduction available to the Company will correspond to the income recognized by the optionee. In the case of an optionee who exercises an incentive stock option for restricted stock, the tax consequences described above with respect to the exercise of incentive stock options will apply except that (i) the optionee will have no alternative minimum taxable income associated with the exercise until the stock vests, unless the optionee makes a timely “83(b) election,” and (ii) in the event of a disqualifying disposition, the ordinary income recognized by reason of the disposition and the Company’s corresponding deduction will be measured by reference to the fair market value of the stock at the time the stock vested.

       Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of Awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of Awards under the 1997 Incentive Plan, may be subject to an additional 20% federal tax and may be nondeductible to the Company.

       The foregoing description of tax consequences assumes that options awarded under the 1997 Incentive Plan will also qualify for exemption from the rules applicable to nonqualified deferred compensation under Section 409A of the Code, which could otherwise result in acceleration of income and additional tax to the holders of awards. Under currently proposed guidance under Section 409A of the Code, the exemption from Section 409A should be available to both incentive stock options and nonqualified stock options granted under the 1997 Incentive Plan. Options under the 1997 Incentive Plan currently do not qualify as performance-based awards not subject to the deduction limitation under Section 162(m) of the Code. Where applicable, Section 162(m) limits the deduction for compensation payable to certain executive officers of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR PROPOSAL 2.

PROPOSAL NUMBER 3. APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN

On October 11, 2006, the Board of Directors approved, and is hereby soliciting stockholder approval of, the Precision Optics Corporation, Inc. 2006 Equity Incentive Plan (the "2006 Incentive Plan"). The Board of Directors believes that approval of the 2006 Incentive Plan will advance the interests of the Company by providing eligible participants the opportunity to receive a broad variety of equity-based awards.

       As of October 10, 2006, 497,438 shares remained available for grant under the 1997 Incentive Plan. Upon adoption of the 2006 Incentive Plan by the stockholders, no further awards will be granted or issued under the 1997 Incentive Plan.

       The following is a summary of the material features of the 2006 Incentive Plan, however, it may not contain all of the information important to you. We urge you to read the 2006 Incentive Plan, a copy of which appears as Exhibit B to this proxy statement. Capitalized terms used under Proposal Number 3 but not otherwise defined under Proposal Number 3 shall have the meanings ascribed to such terms in the 2006 Incentive Plan.

Summary of the 2006 Incentive Plan

       The Board believes that the success of the Company depends, in large part, on the ability of the Company to attract, retain and motivate key personnel. Accordingly, the Board believes that adoption of the 2006 Incentive Plan, a broad-based equity compensation program, as more fully described below, is a necessary retention tool that is in the best interests of the Company and its stockholders.

       The 2006 Incentive Plan became effective on October 11, 2006, subject to stockholder approval, and will terminate when there are no remaining shares available for Awards. No Awards may be made under the 2006 Incentive Plan after the tenth anniversary minus one day of the effective date of its adoption and approval. The maximum number of shares of Common Stock that may be delivered in satisfaction of Awards made under the 2006 Incentive Plan shall be 3,000,000 plus the number of prior 1997 Incentive Plan shares (not to exceed 500,000). Prior 1997 Incentive Plan shares consist of: (i) shares of Stock available for issuance under the 1997 Incentive Plan immediately prior to stockholder approval of the 2006 Incentive Plan, (ii) shares of Stock subject to awards under the 1997 Incentive Plan, other than restricted stock awards, outstanding immediately prior to stockholder approval of the 2006 Incentive Plan to the extent such awards are exercised or are satisfied, or terminate or expire, on or after the date of stockholder approval of the 2006 Incentive Plan without the delivery of such shares, and (iii) shares of Stock outstanding immediately prior to stockholder approval of the 2006 Incentive Plan constituting restricted stock awards under the Prior Plan and thereafter forfeited. The maximum number of shares that may be issued under the 2006 Incentive Plan represents approximately 23% percent of the total number of shares of the Company's Common Stock outstanding on October 10, 2006.

       Shares delivered under the 2006 Incentive Plan may consist of either authorized but unissued shares or treasury shares. For purposes of calculating the maximum number of shares that may be delivered in satisfaction of Awards made under the 2006 Incentive Plan, such maximum will be determined net of any shares (i) withheld by the Company in payment of the exercise price of an Award or in satisfaction of tax withholding with respect to an Award, (ii) awarded under the 2006 Incentive Plan as restricted stock but subsequently forfeited, or

 (iii) subject to an Award that is exercised or satisfied, or terminates or expires, without the delivery of such shares. In the event of a stock dividend, stock split or other change in our capital structure, the Administrator (as defined below) will make appropriate adjustments to the limits described above and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards, any exercise prices relating to Awards and any other provisions of awards affected by the change. The Administrator may also make similar adjustments to take into account other distributions to stockholders or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the 2006 Incentive Plan and to preserve the value of awards.

       The maximum number of shares of Common Stock for which stock options may be granted to any person in any calendar year and the maximum number of shares of Common Stock subject to stock appreciation rights (“SARs”) granted to any person in any calendar year will each be 1,000,000. The maximum number of shares that will be paid to any person under other awards in any calendar year will be 1,000,000.

       Administration. The Board of Directors (the “Administrator”) administers the 2006 Incentive Plan. The Administrator has full authority to determine who will receive Awards and to determine the types of Awards to be granted as well as the amounts, terms, and conditions of any awards. Awards may be in the form of options, SARs, restricted or unrestricted stock, restricted or unrestricted stock units, or performance awards (collectively, “Awards”). The Administrator has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the 2006 Incentive Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. To the extent permitted by law and the terms of the 2006 Incentive Plan, the Administrator may, in its discretion, delegate its duties, powers, and rights under the 2006 Incentive Plan to one or more of its members or officers of the Company or to a committee of the Board. Determinations of the Administrator and its delegates made under the 2006 Incentive Plan are conclusive and bind all parties.

       Eligibility. Key employees of, and consultants and advisors to, the Company are eligible to be granted Awards under the 2006 Incentive Plan, except that incentive stock options may only be granted to employees of the Company and its subsidiaries. As of October 10, 2006, approximately 40 persons were eligible to receive Awards under the 1997 Incentive Plan, including the Company's three executive officers and four non-employee directors.

Types of Awards

Stock Options. The Administrator may from time to time award options to any participant subject to the limitations described above. Stock options give the holder the right to purchase shares of Common Stock within a specified period of time at a specified price. The 2006 Incentive Plan provides for the grant of two types of options: incentive stock options (“ISOs”), which are subject to special tax treatment as described below, and nonstatutory stock options (“NSOs”).

       The exercise price of both an ISO and NSO granted under the 2006 Incentive Plan may not be less than the fair market value of the Common Stock on the date the option is granted. In addition, the expiration date of an ISO cannot be more than ten years after the date of the original grant. The Administrator will determine all other terms and conditions related to the exercise of an option, including the consideration to be paid, if any, for the grant of the option, the time at which options may be exercised and conditions related to the exercise of options.

       The option exercise price is payable in cash or check acceptable to the Administrator. The Administrator may, in its discretion, also permit optionees to make payment in Common Stock of the Company having a fair market value equal to the option exercise price, or subject to certain conditions, using a broker-assisted “cashless exercise” program.

       All unexercised options terminate not later than after a certain number of years as determined by the Administrator. The maximum term of an ISO may not be longer than ten years. Except as otherwise provided in the 2006 Incentive Plan and the applicable award agreement, vested options generally must be exercised within three months of the cessation of a participant’s employment with the Company.

       Stock Appreciation Rights. The 2006 Incentive Plan permits the Administrator to grant SARs. A SAR entitles the holder, upon exercise, to receive an amount in Common Stock, or cash, or a combination thereof, determined by reference to appreciation from and after the date of grant in the base price of a share of the Company's Common Stock, which may not be less than such share’s fair market value on the date of grant.

       Restricted Stock; Stock Unit Awards. Under the 2006 Incentive Plan, the Administrator may grant nontransferable shares of restricted or unrestricted Common Stock and restricted or unrestricted stock unit awards. A stock award is an award of shares of Common Stock, while a stock unit award entitles the recipient to the future delivery of shares of Common Stock or an amount of equivalent value. Stock unit awards may be settled in shares, cash or a combination thereof. Awards of restricted stock and unrestricted stock may be made in exchange for past services or other lawful consideration. Generally, awards of restricted stock and restricted stock unit awards are subject to the requirement that the shares or award be forfeited or resold to the Company unless specified conditions, such as continued employment and/or achievement of performance goals, are met. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends. Other Awards under the 2006 Incentive Plan may also be settled with restricted stock.

       Performance Awards. The Administrator may also make Awards subject to the satisfaction of specified performance criteria (“Performance Awards”). Performance Awards may consist of stock options, SARs, restricted stock or restricted stock units. The performance criteria used in connection with a particular Performance Award will be determined by the Administrator. In the case of Performance Awards intended to qualify for exemption under Section 162(m) of the Internal Revenue Code, the Administrator will use objectively determinable measures of performance in accordance with Section 162(m) that are based on any or any combination of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. Any of the foregoing performance criteria and any targets set by the Administrator with respect to those criteria need not be based upon an increase, a positive or improved result or avoidance of loss. In addition, to the extent that an event, such as an acquisition or disposition, occurs during the period related to a Performance Award that affects one or more of the performance criteria, the Administrator may adjust the performance criteria in an objectively determinable manner to reflect such events. Such adjustments will be made only to the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m). The Administrator will determine whether the performance targets or goals that have been chosen for a particular Performance Award have been met.

       General Provisions Applicable to All Awards. Neither ISOs, nor, except as the Administrator may otherwise determine or provide in an Award, any other Award may be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of a participant an ISO is exercisable only by the recipient. Other Awards may be transferred during the recipient’s lifetime, but only on a gratuitous basis and only to the extent, if any, permitted by the Administrator.

       Treatment of Awards in Connection with Certain Transactions. The 2006 Incentive Plan provides that, in the event of (i) a consolidation, merger, or similar transaction or series of transactions in which the Company is not the surviving corporation or which results in the acquisition by a person or entity or by a group of persons or entities acting together of substantially all of the Company’s Common Stock, (ii) a sale of all or substantially all the assets of the Company, or (iii) a complete liquidation or dissolution of the Company, the following rules will apply unless otherwise provided in an Award:

•
If there is a surviving or acquiring entity, the Administrator may arrange to have that entity (or an affiliate) assume some or all outstanding Awards or grant substitute Awards. Any such assumption or substitution of a stock option or SAR exempt from the requirements of Section 409A of the Code will be accomplished in a manner that preserves such exemption.

•
If the transaction involves a payment to the Company stockholders (whether cash, non-cash, or some combination of the two), the Administrator may provide for a “cash-out” payment with respect to some or all Awards or portions thereof. With respect to each affected Award, the “cash-out” payment will be equal to the excess, if any, of the fair market value of one share of Common Stock multiplied by the number of shares of stock subject to the Award or portion thereof over the aggregate exercise or purchase price (if any) of the Award or portion thereof.

•
Regardless of whether there is a surviving or acquiring entity, if the transaction does not involve an assumption or substitution of Awards or a “cash-out” payment, all Awards requiring exercise will become fully exercisable and the delivery of shares deliverable under a stock unit award will be accelerated prior to the completion of the transaction on a basis that gives participants a reasonable opportunity, as determined by the Administrator to participate in the transaction as a stockholder.

•	Existing Awards, unless assumed, will terminate upon completion of the transaction.

The Administrator may require that any amounts delivered, exchanged or otherwise paid with respect to a “cash-out” or acceleration of an outstanding Award contain restrictions as it deems appropriate to reflect any performance or other vesting conditions to which the Award was subject. In the case of restricted stock, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such stock be placed in escrow or otherwise made subject to restrictions.

       Amendment and Termination. The Administrator may amend the 2006 Incentive Plan or any outstanding Award at any time or times for any purpose which may at the time be permitted by law, and may at any time terminate the 2006 Incentive Plan as to any future grants of Awards. The Administrator may not, however, alter the terms of an Award so as to affect adversely the participant’s rights under an Award without the participant’s consent, unless the Administrator expressly reserved the right to do so at the time of the Award.

Other Compensation.    The existence of the 2006 Incentive Plan and the grant of Awards will not affect the Company's right to pay other bonuses or compensation in addition to Awards under the 2006 Incentive Plan.

Price of Common Stock.    The closing price of the Company's Common Stock on the OTC Bulletin Board on October 10, 2006 was $0.43.

2006 Incentive Plan Benefits

       The future benefits or amounts that would be received under the 2006 Incentive Plan by executive officers and non-executive officer employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the 2006 Incentive Plan had been in effect cannot be determined.

Certain Federal Income Tax Consequences

       The following discussion summarizes certain United States federal income tax consequences of the issuance and receipt of options under the 2006 Incentive Plan under the law as in effect on the date of this proxy statement. The 2006 Incentive Plan provides for the grant of both ISOs and NSOs, as well as other Awards. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the 2006 Incentive Plan, nor does it cover state, local or non-U.S. taxes.

      ISOs. An optionee realizes no taxable income upon the grant or, for regular tax purposes, upon the exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

       NSOs. In general, in the case of an NSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which the Company is not entitled to a deduction.

       In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

       The Administrator may award stock options that are exercisable for restricted stock. Under Section 83 of the Code, an optionee who exercises a nonqualified stock option for restricted stock will generally have income only when the stock vests, equal to the fair market value of the stock at that time less the exercise price. However, the optionee may make a so-called “83(b) election” in connection with the exercise to recognize taxable income at the time of exercise. Assuming no other applicable limitations, the amount and timing of the deduction available to the Company will correspond to the income recognized by the optionee. In the case of an optionee who exercises an incentive stock option for restricted stock, the tax consequences described above with respect to the exercise of incentive stock options will apply except that (i) the optionee will have no alternative minimum taxable income associated with the exercise until the stock vests, unless the optionee makes a timely “83(b) election,” and (ii) in the event of a disqualifying disposition, the ordinary income recognized by reason of the disposition and the Company’s corresponding deduction will be measured by reference to the fair market value of the stock at the time the stock vested.

       Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of Awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of Awards under the 2006 Incentive Plan, may be subject to an additional 20% federal tax and may be nondeductible to the Company.

       The foregoing description of tax consequences assumes that options awarded under the 2006 Incentive Plan will also qualify for exemption from the rules applicable to nonqualified deferred compensation under Section 409A of the Code, which could otherwise result in acceleration of income and additional tax to the holders of awards. Under currently proposed guidance under Section 409A of the Code, the exemption from Section 409A should be available to both incentive stock options and nonqualified stock options granted under the 2006 Incentive Plan. Options under the 2006 Incentive Plan currently do not qualify as performance-based awards not subject to the deduction limitation under Section 162(m) of the Code. Where applicable, Section 162(m) limits the deduction for compensation payable to certain executive officers of the Company. The exception to the deduction limitation may become available with respect to Awards under the 2006 Incentive Plan if, among other requirements, the administration of the 2006 Incentive Plan is changed to provide that Awards are made by a committee of the Board of Directors of the Company consisting solely of two or more outside directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR PROPOSAL 3.

PROPOSAL NUMBER 4. ELECTION OF DIRECTORS

The Company’s Board of Directors is divided into three classes that are as nearly equal in number as possible, with staggered terms of office. Only one class is elected each year. Each director serves a three year term and until his or her successor has been duly elected and qualified. The Board of Directors has fixed the number of directors at six. The directors in Class III (Richard Miles and Joseph N. Forkey) will hold office until the annual meeting of stockholders in 2008 and until their respective successors have been duly elected and qualified. The Company’s Class II directors (Joel R. Pitlor and Donald A. Major) will hold office until the annual meeting of stockholders in 2007 and until their respective successors have been duly elected and qualified. The directors in Class I (Richard E. Forkey and Edward A. Benjamin) will hold office until the annual meeting of stockholders in 2006 and are standing for re-election.

The names, ages, principal occupations for at least the last five years, and certain other information regarding the current directors, are as follows:

Name	Age	Director Since	Principal Occupation; Directorships of Other Public Companies

Richard E. Forkey	66	1982	President, Chief Executive Officer, Treasurer and a director of the Company since founding the Company in 1982; Clerk of the Company from May 1983 to June 1990.

Edward A. Benjamin	68	1990
Clerk of the Company from June 1990 to January 1998. Mr. Benjamin is a Trustee of the IXIS Advisor Funds, AEW Real Estate Income Fund, and Loomis Sayles Funds and a Director of Coal, Energy Investments & Management, LLC. Mr. Benjamin was a partner in the law firm of Ropes & Gray LLP, Boston, Massachusetts, from 1969 to 1998.

Joseph N. Forkey (1)	38	2006
Executive Vice President and Chief Scientific Officer of the Company since April 2006; Chief Scientist of the Company from September 2003 to April 2006. Prior to joining the Company, Dr. Forkey spent seven years at the University of Pennsylvania Medical School as a postdoctoral fellow and research staff member.

Joel R. Pitlor (1)	68	1990
Since 1979, Mr. Pitlor has been President of J.R. Pitlor, a management consulting firm that provides strategic business planning, which Mr. Pitlor founded. Mr. Pitlor has provided business planning consultation to the Company since 1983.

Donald A. Major (1)	45	2005	Since 2002, Mr. Major has been Vice President and Chief Financial Officer of Digital Excellence, LLC. From 1999 to 2001 Mr. Major served as Chief Financial Officer and Clerk for Uroplasty, Inc.

Richard Miles (1)	63	2005
Since 1972, Professor Miles has been a member of the faculty at Princeton University, and serves as the Director of the Applied Physics Group in Princeton University’s Mechanical and Aerospace Engineering Department.

_______________
(1) Directors whose terms do not expire this year.

All of the stockholders holding shares of the Company’s Common Stock are entitled to cast one vote in person or by proxy for each share standing in their names and are entitled to elect two Class I directors at the 2006 Annual Meeting. If a nominee is not available as a candidate when the election occurs, the persons named in the proxy may, in their discretion, vote for the election of such other person as the Board of Directors may designate or reduce the number of directors correspondingly. The Company has no reason to believe the nominees will not be available for election.

Board of Directors

During the fiscal year ended June 30, 2006, the Company’s Board of Directors held eight meetings and acted by unanimous written consent on three occasions. Each director attended at least 75% of the meetings of the Board of Directors.

While the Company has no formal policy in place regarding board members’ attendance at annual meetings of stockholders, the Company encourages their attendance at such annual meetings. There were three members of the Board of Directors in attendance at the Company’s 2005 Annual Meeting of Stockholders.

Information as to ownership of the Company’s securities by the nominee for director is included under the heading “Security Ownership of Certain Beneficial Owners and Management.”

While the Board does not have a standing nominating committee, it does have a standing Audit Committee and a standing Compensation Committee.

Audit Committee

The Audit Committee of the Board of Directors is currently composed of Messrs. Major, Benjamin and Miles. The Audit Committee’s primary function is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements, systems of internal control and the independence and performance of the independent registered public accounting firm. The Audit Committee’s specifically enumerated powers and responsibilities include hiring and terminating the independent registered public accounting firm and pre-approving any engagements of the independent registered public accounting firm for non-audit services. The Audit Committee held four meetings during the fiscal year ended June 30, 2006. Each of the Audit Committee members attended 100% of the meetings of the Audit Committee in the last year.

The Board of Directors has made a determination that Donald A. Major, Chair of the Audit Committee, qualifies as an audit committee financial expert meeting the criteria set forth in Item 401(e) of Regulation S-B.

Compensation Committee

The Board constituted a compensation committee in April 2006. The Compensation Committee of the Board of Directors is currently composed of Messrs. Major, Benjamin and Miles, with Mr. Major serving as chair of such committee. The Compensation Committee’s primary functions are to provide a general review of the Company’s compensation and benefit arrangements and to review and establish compensation practices and policies for the officers of the Company. The Compensation Committee did not meet in separate session during the fiscal year ended June 30, 2006.

Director Nomination Procedures

The Company believes that it is appropriate not to have a standing nominating committee because of the small size of the Board of Directors. The Board of Directors as a whole identifies and evaluates nominees for election to the Board of Directors. By having the Board of Directors as a whole consider and evaluate nominees, the Board of Directors weighs the input of all directors. Of the current members of the Board of Directors, Messrs. Benjamin, Major, Miles and Pitlor would be considered independent according to NASDAQ’s listing standards governing nominating committees.

The process by which the Board of Directors considers nominees for membership on the Board of Directors is flexible and based, generally, on the directors’ assessment of the needs of the Company and the extent to which existing directors meet those needs. Factors considered by the Board of Directors in evaluating the suitability of a potential nominee may include, but not be limited to: business and management experience, familiarity with the Company’s industry and products, the ability to integrate with existing directors and management and the extent to which a potential nominee may satisfy applicable requirements such as independence or expertise requirements under the securities laws and Nasdaq Marketplace Rules.

The Board of Directors will consider director nominees recommended by stockholders. Such recommendations should include the name, age, address, telephone number, principal occupation, background and qualifications of the nominee and the name, address, and telephone number of and number of shares of Common Stock beneficially owned by the stockholder making the recommendation and should be sent to the Clerk of the Company at 22 East Broadway, Gardner, Massachusetts 01440. Such recommendations should be submitted to the Clerk of the Company prior to June 15 of the respective year in order to give the Company adequate time in order to consider the recommendations.

Director Compensation

The Company pays each director who is not also an employee of the Company $250 per Board or committee meeting that the director attends and reimburses the director for travel expenses.

During the fiscal year ended June 30, 2006, the Company issued, pursuant to its Amended and Restated 1997 Incentive Plan, 10,000 stock options in November 2005, exercisable at a price per share of $0.46, of the Company’s Common Stock to each of Messrs. Major and Miles. Each of these options is immediately exercisable.

On August 4, 2005, Donald A. Major was elected to be a director of the Company and appointed to chair of the Audit Committee. As of the date of Mr. Major’s acceptance, the Company issued, pursuant to its Amended and Restated 1997 Incentive Plan, 10,000 stock options to Mr. Major, exercisable at a price per share of $0.75. Each of these options is immediately exercisable. For his service to the Company, in his capacity as Chair of the Audit Committee, Mr. Major receives compensation of $500 per month, which is in addition to the standard compensation received by all members of the Board of Directors for their services.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF THE NOMINEES DESCRIBED IN PROPOSAL NUMBER 4.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

The Company’s executive officers and significant employees as of June 30, 2006 were as follows:

Name	Age	Offices

Executive Officers

Richard E. Forkey	66	President, Chief Executive Officer and Treasurer

Joseph N. Forkey	38	Executive Vice President and Chief Scientific Officer

R. Michael Arbon (1)	41	Chief Financial Officer and Clerk
_____________
(1)  Resigned as of July 18, 2006

Mr. Richard E. Forkey has been the President, Chief Executive Officer, Treasurer, and a director of the Company since he founded the Company in 1982. He was the Clerk of the Company from May 1983 to June 1990.

Dr. Joseph N. Forkey, son of Richard E. Forkey, has been Chief Scientist since September 2003. Since then he has been involved in general technical and management activities of the Company, as well as investigations of opportunities that leverage the Company’s newly developed technologies. Dr. Forkey holds B.A. degrees in Mathematics and Physics from Cornell University, and a Ph.D. in Mechanical and Aerospace Engineering from Princeton University. Prior to joining the Company, Dr. Forkey spent seven years at the University of Pennsylvania Medical School as a postdoctoral fellow and research staff member.

Mr. Arbon was employed as the part-time Chief Financial Officer and Clerk from June 2005 until his resignation, effective as of July 18, 2006. Mr. Arbon has been with Winbro Group, Ltd. since 1997, and from January 2000 has served as Chief Operating Officer. He also serves as Finance Director for Winbro Group’s UK based subsidiaries. Mr. Arbon holds a B.S. degree in Accounting from Utah State University and a MBA from Bentley College.

COMPENSATION AND OTHER MATERIAL TRANSACTIONS

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation for the last three completed fiscal years awarded to, earned by, or paid to the Company’s Chief Executive Officer at June 30, 2006 and the executive officers during the fiscal year ended June 30, 2006 whose total annual salary and bonuses for the fiscal year ended June 30, 2006 exceeded $100,000 for all services rendered in all capacities to the Company and its subsidiaries (the “Named Executive Officers”).

	Annual Compensation				Long Term Compensation
					Awards	Payouts
Name and Principal Position at Fiscal Year End	Fiscal Year	Salary ($)	Bonus($)	Other Annual Compensation($)	Securities Underlying Options(Number)	All Other Compensation($)
Richard E. Forkey President, Chief Executive Officer & Treasurer	2006 2005 2004	195,000 195,000 195,000	-0- -0- -0-	4,925(1) 12,250(1) 12,250(1)	373,600 373,600 -0-	19,757(2) 7,193(2) 6,692(2)

Joseph N. Forkey, Executive Vice President and Chief Scientific Officer	2006 2005 2004	120,000 120,000 91,381	-0- -0- 10,000(3)	2,400(4) 2,221(4) -0-	295,200(5) 560,400 15,000(5)	-0- -0- -0-

(1)     Includes car expense of $3,100 for 2006 and $9,250 for each of 2005 and 2004.
(2)     Represents premiums for a life insurance policy and a disability insurance policy.
(3)     Represents a signing bonus paid to Dr. Forkey upon hire.
(4)     Represents the Company’s matching contribution to Profit Sharing Plan.
(5)     15,000 options granted in September 2003 were repriced on May 9, 2006.

Option Grants in Last Fiscal Year

The following table sets forth the individual grants of stock options made by the Company during the fiscal year ended June 30, 2006 to its Named Executive Officers.

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date

Richard E. Forkey	373,600(1)	39%	$0.55	5/9/2016

Joseph N. Forkey	280,200(1)	29%	$0.55	5/9/2016
	15,000(2)	n/a	$0.55	5/9/2016

(1)
25% of such options are immediately exercisable; 25% of such options will become exercisable on May 9, 2007; 25% of such options will become exercisable on May 9, 2008; and 25% of such options will become exercisable on May 9, 2009.

(2)	Such options were originally granted in September 2003, were repriced on May 9, 2006 and will become fully vested on September 27, 2006.

On May 9, 2006, the Board approved the repricing of certain stock options held by employees, including certain options identified above held by Joseph Forkey, and certain members of the Board. The new exercise price per share of common stock subject to such options was set at $0.55. The new exercise price per share applied to all stock options with an original exercise price above $0.55 per share, other than an option to purchase 560,400 shares of common stock held by Joseph Forkey and an option to purchase 373,600 shares of common stock held by Richard Forkey. The Board determined that because many of the options held by employees had exercise prices significantly in excess of the then-current market value, they were not serving as an effective incentive to employees, and the Board determined to reprice certain options as a means to motivate its employees.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table summarizes for each of the Named Executive Officers (i) the total number of shares received upon exercise of stock options during the fiscal year ended June 30, 2006, (ii) the aggregate dollar value realized upon such exercise, (iii) the total number of unexercised options, if any, held at June 30, 2006 and (iv) the value of unexercised in-the-money options, if any, held at June 30, 2006. In-the-money options are options where the fair market value of the underlying securities exceeds the exercise or base price of the option. The aggregate value realized upon exercise of a stock option is the difference between the aggregate exercise price of the option and the fair market value of the underlying stock on the date of exercise. The value of unexercised, in-the-money options at fiscal year-end is the difference between the exercise price of the option and the fair market value of the underlying stock on June 30, 2006, which was $0.32 per share. With respect to unexercised, in-the-money options, the underlying options have not been exercised and actual gains, if any, on exercise will depend on the value of the Company’s Common Stock on the date of exercise.

			Fiscal Year-End Option Values
			Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)
Name	Shares Acquired on Exercise(Number)	Value Realized($)	Exercisable (Number)	Unexercisable (Number)	Exercisable ($)	Unexercisable ($)

Richard E. Forkey	-0-	-0-	205,480	541,720	-0-	-0-

Joseph N. Forkey	-0-	-0-	249,420	606,180	-0-	-0-

Long Term Incentive Plans - Awards in Last Fiscal Year

The Company made no awards under any long term incentive plan in the fiscal year ended June 30, 2006.

Employment Contracts and Termination of Employment Arrangements

The Company has no employment contracts in place with any Named Executive Officer. The Company has no compensatory plan or arrangement with respect to any Named Executive Officer where such plan or arrangement will result in payments to such Named Executive Officer upon or following his resignation, or other termination of employment with the Company and its subsidiaries, or as a result of a change-in-control of the Company or a change in the Named Executive Officers’ responsibilities following a change-in-control.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To the Company’s knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended June 30, 2005 and Forms 5 and amendments thereto furnished to the Company with respect to such fiscal year, the following reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 were not filed on a timely basis during such fiscal year: Form 4 of Joel Pitlor filed on December 1, 2005, Form 4 of Edward Benjamin filed on December 1, 2005, and Form 4 of Robert Shannon filed on December 1, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has an arrangement with J.R. Pitlor (“J.R. Pitlor”), a company wholly owned by Mr. Pitlor, a Director of the Company, under which Mr. Pitlor provides consulting services to the Company for a fee currently not to exceed $5,000 a month. These consulting services consist primarily of advice regarding marketing, strategic planning and other general business issues. Either party may terminate this arrangement at will. The Company paid or accrued to J.R. Pitlor for consulting services aggregate fees of $60,000 for fiscal year 2006 and $24,000 for fiscal year 2005.

The Company leases its facility in Gardner, Massachusetts from Equity Assets, Inc., a company wholly owned by Mr. Richard E. Forkey, the President, Chief Executive Officer and Treasurer and a director of the Company. The Company is currently a tenant-at-will, paying rent of $9,000 per month.

In April 2006, the Company sold an aggregate of 8,450,000 shares of Common Stock at a price of $0.25 per share in a private placement. Three of the Company's directors, Joel Pitlor, Donald Major and Richard Miles, participated in the private placement, which closed on April 13, 2006. As a group, the three directors purchased a total of 2,200,000 shares in the transaction, with Mr. Pitlor acquiring 2,000,000 shares of Common Stock, and Mr. Major and Mr. Miles each purchasing 100,000 shares of Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the Company’s Common Stock owned as of the close of business on September 15, 2006 by the following persons: (i) each person who is known by the Company to own beneficially more than 5% of the Company’s Common Stock, (ii) each of the Company’s directors and nominees for director who beneficially owns the Company’s or its subsidiaries’ Common Stock, other than directors’ qualifying shares, (iii) each of the Company’s Named Executive Officers who beneficially own the Company’s or its subsidiaries’ Common Stock and (iv) all executive officers and directors, as a group, who beneficially own the Company’s or its subsidiaries’ Common Stock. The information on beneficial ownership in the table and footnotes thereto is based upon data furnished to the Company by, or on behalf of, the persons listed in the table.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)

AIGH Investment Partners, LLC 6006 Berkeley Avenue, Baltimore, MD 21209	4,755,200 (3)	30.76%

David M. Greenhouse c/o Special Situations 153 East 53rd Street, New York, NY 10022	1,881,884 (4)	12.17%

Austin W. Marxe c/o Special Situations 153 East 53rd Street, New York, NY 10022	1,886,888 (5)	12.20%

Hershel Berkowitz c/o Tallie Taylor 399 Park Avenue, 12th Fl., New York, NY 10022	951,040	6.15%

Directors and Named Executive Officers
Edward A. Benjamin* c/o Precision Optics Corporation, Inc. 22 East Broadway, Gardner, MA 01440	44,440 (6)	**

Joseph N. Forkey* c/o Precision Optics Corporation, Inc. 22 East Broadway, Gardner, MA 01440	265,360 (7)	1.69%

Richard E. Forkey* c/o Precision Optics Corporation, Inc. 22 East Broadway, Gardner, MA 01440	520,858 (8)	3.33%

Donald A. Major* c/o Precision Optics Corporation, Inc. 22 East Broadway, Gardner, MA 01440	120,000 (9)	**

Richard Miles* c/o Precision Optics Corporation, Inc. 22 East Broadway, Gardner, MA 01440	110,000 (10)	**

Joel R. Pitlor* 237 Moody Street, Waltham, MA 02453	2,233,797 (11)	14.43%

All executive officers and directors as a group, including those named above (7 persons)	3,319,455 (12)	20.73%

*	Director
**	The percentage of shares beneficially owned by such person does not exceed one percent of the Company’s Common Stock.

(1)
Represents shares with respect to which each beneficial owner listed has or will have, upon acquisition of such shares upon exercise or conversion of options, warrants, conversion privileges or other rights exercisable within sixty days of September 15, 2006, sole voting and investment power.

(2)
Percentages are calculated on the basis of the amount of outstanding common stock plus, for each person or group, any securities that such person or group has the right to acquire within sixty days of September 15, 2006 pursuant to options, warrants, conversion privileges or other rights.

(3)	Holdings as of April 13, 2006 as reported on Schedule 13D filed with the SEC on May 3, 2006. Orin Hirschman is the indirect beneficial owner of such shares owned by AIGH.

(4)
Holdings as of May 31, 2005 as reported on Schedule 13D/A filed with the SEC on June 10, 2005. Represents (i) 557,490 shares owned of record by Special Situations Technology Fund II, L.P. (“SSTF II”); (ii) 1,296,979 shares owned of record by Special Situations Fund III, L.P. (“SSF III”); and (iii) 27,415 shares owned of record by Special Situations Cayman Fund, L.P. (“SSCF”). SSTF II, SSF III, and SSCF are affiliated investment funds. David Greenhouse and Austin Marxe are principals of the investment funds and their respective investment advisers, MGP Advisers Limited Partnership, SST Advisers, L.L.C. and AWM Investment Company, Inc.

(5)
Includes (i) 1,881,884 shares owned by certain affiliated investment funds of which Mr. Marxe is a principal (see footnote (4) above) and (ii) 5,004 shares which may be acquired within sixty days upon exercise of outstanding stock options awarded to Mr. Marxe personally in his former capacity as a Director of the Company.

(6)	Includes 24,171 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(7)
Represents 253,170 shares which may be acquired within sixty days upon the exercise of outstanding stock options and 12,190 shares owned by Dr. Forkey and his wife, Heather C. Forkey, with whom he shares voting and investment power.

(8)	Includes 205,480 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(9)	Includes 20,000 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(10)	Includes 10,000 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(11)	Includes 19,378 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(12)	Includes 557,199 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of June 30, 2006, including the 1989 Stock Option Plan and the 1997 Incentive Plan:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)

Equity compensation plans approved by shareholders (1)	2,277,583	$0.66	712,438 (2)

Equity compensation plans not approved by shareholders	—	—	—

Total	2,277,583	$0.66	712,438

________________

(1) On April 12, 2006, the Board approved an increase in the total number of shares of Common Stock that may be issued under the 1997 Incentive Plan from 1,500,000 to 3,000,000, and the stockholders are being asked to approve such increase at the 2006 Annual Meeting of Stockholders, to which this proxy statement relates.

(2) Represents shares of Common Stock available for future grants under the 1997 Incentive Plan. No shares are available for future grants under the Company’s 1989 Stock Option Plan.

INDEPENDENT PUBLIC ACCOUNTANTS

Independent Registered Public Accounting Firm Fees

The following table presents fees for professional audit services and other services rendered by Vitale, Caturano & Company, Ltd. (“Vitale”) for the fiscal years ended June 30, 2006 and June 30, 2005 and by KPMG LLP (“KPMG”) for the fiscal years ended June 30, 2006 and June 30, 2005:

	2006	2005
Audit Fees (1)	$102,475	$106,651
Audit-Related Fees (2)	-	-
Total Audit and Audit-Related Fees	102,475	106,651
Tax Fees (3)	9,775	20,000
All Other Fees (4)	-	-
Total Fees	$112,250	$126,651
__________________

(1)
Audit fees for fiscal 2006 are comprised of: (i) fees for professional services performed by Vitale for the audit of the Company’s annual financial statements of $87,023, including direct out-of-pocket expenses of Vitale in the amount of $2,523 and (ii) fees for attestation services performed by KPMG in connection with the filing of the Company’s annual report on Form 10-KSB and the Company’s registration statement on Form S-8 of $15,452.

Audit fees for fiscal 2005 are comprised of: (i) fees for professional services performed by Vitale for the audit of the Company’s annual financial statements of $47,500 and direct out-of-pocket expenses of Vitale in the amount of $1,190, (ii) fees for professional services performed by KPMG for the review of the Company’s quarterly financial statements for fiscal 2005 of $47,500 and direct out-of pocket expenses of $461 and (iii) fees for attestation services performed by KPMG in connection with the filing of the Company’s registration statement on Form S-3 of $10,000.

(2)
Audit-related fees are comprised of fees for assurance and related attestation services that are reasonably related to the performance of the audit of the Company’s annual financial statements or the review thereof and fees for due diligence services.

(3)	Tax fees for fiscal 2006 are comprised of fees for professional services performed by Vitale with respect to corporate tax compliance, tax planning and tax advice.

Tax fees for fiscal 2005 are comprised of fees for professional services performed by KPMG with respect to corporate tax compliance, tax planning and tax advice.

(4)	The Company did not incur any other fees during fiscal 2006 or 2005 for products and services provided by Vitale other than those disclosed above.

Annual Meeting

We expect that representatives from Vitale will be present at the 2006 Annual Meeting of Stockholders and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire.

Audit Committee Pre-Approval Policies

The Audit Committee has established pre-approval policies and procedures that would prohibit engagement of accountants to render audit or non-audit services without prior approval of the Audit Committee. As a result, all engagements of the independent auditors to render any services, whether they would be deemed audit or non-audit services, require pre-approval of the Audit Committee. No audit, review or attest services were approved in accordance with Section 2-01(c)(7)(i)(C) of Regulation S-X during the fiscal year ended June 30, 2006.

AUDIT COMMITTEE REPORT

The Audit Committee is composed of Messrs. Benjamin, Major and Miles, each of whom is “independent” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Exhibit C.

The Audit Committee has submitted the following report:

The Audit Committee has reviewed and discussed with management the audited consolidated financial statements for the fiscal year ended June 30, 2006, and has discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Audit Committee various matters, including, if applicable: (1) methods used to account for certain unusual transactions; (2) the effect of certain accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating certain accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosures to, and to discuss with, the Audit Committee, various matters relating to the auditor’s independence), has discussed with the accountants their independence and has considered whether the provision of non-audit services by the accountants is compatible with maintaining that independence. Based on the foregoing and further review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006 for filing with the Securities and Exchange Commission.

Edward A. Benjamin
Donald A. Major
Richard Miles

October 2006

CORPORATE CODE OF ETHICS AND CONDUCT

The Company’s Board of Directors has adopted a Corporate Code of Ethics and Conduct applicable to all of its employees, officers and directors. The Code was filed as an exhibit to the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2005.

STOCKHOLDER COMMUNICATIONS

 Stockholders may send communications to the Board of Directors or to specified directors by mailing such communications to the Clerk of the Company at 22 East Broadway, Gardner, Massachusetts 01440. All such correspondence should identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or only specified directors. Any stockholder communication sent to the Board of Directors will be forwarded to the Board without screening.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for inclusion in the 2007 Proxy Statement and form of proxy relating to that meeting provided they are received by the Clerk of the Company no later than June 29, 2007 and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

If a stockholder who wishes to present a proposal at the Company’s 2007 Annual Meeting that will not be included in the Company’s proxy statement for such Annual Meeting fails to notify the Company of his or her desire to do so by August 29, 2007, then the proxies that the Board of Directors solicits for the 2007 Annual Meeting will include discretionary authority to vote on the stockholder’s proposal, if such proposal is properly brought before the meeting.

ANNEX I

FORM OF AMENDMENT TO ARTICLES OF ORGANIZATION

That, the Company's Articles of Organization, as amended, be further amended by amending Article III as follows:

Total authorized prior to amendment:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS

TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

		Common	20,000,000	$.01

Total authorized after amendment:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS

TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

		Common	50,000,000	$.01

EXHIBIT A

PRECISION OPTICS CORPORATION, INC.

AMENDED AND RESTATED 1997 INCENTIVE PLAN

1.     DEFINED TERMS

Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2.     PURPOSE

The Plan has been established to advance the interests of the Company by giving selected Employees, directors and other persons (including both individuals and entities) who provide services to the Company or its Affiliates equity-based or cash incentives through the grant of Awards.

3.     ADMINISTRATION

        The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures (which it may modify or waive); and otherwise do all things necessary to carry out the purposes of the Plan. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator shall exercise its discretion consistent with qualifying the Award for such exception. The Administrator may delegate to senior management the authority to grant Awards, other than Awards to the President.

4.     LIMITS ON AWARDS UNDER THE PLAN

        a.    Number of Shares.    A maximum of 3,000,000 shares of Stock may be delivered in satisfaction of Awards under the Plan. For purposes of this Section 4.a., shares of Stock remaining under an Award that terminates without having been exercised in full shall not be considered to have been delivered under the Plan.

        b.    Type of Shares.    Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

        c.    Section 162(m) Limits.    The maximum number of shares of Stock for which Stock Options may be granted to any person per annum shall be 600,000. The maximum number of shares of Stock subject to SARs granted to any person per annum shall be 600,000. For purposes of the preceding two sentences, the repricing of a Stock Option or SAR shall be treated as a new grant to the extent required under Section 162(m). The aggregate maximum number of shares of Stock delivered to any person per annum pursuant to Awards that are not Stock Options or SARs shall also be 600,000. However, Stock Options and SARs that are granted with an exercise price that is less than the fair market value of the underlying shares on the date of the grant will also be subject to the limits imposed by the preceding sentence. Subject to these limitations, each person eligible to participate in the Plan shall be eligible in any year to receive Awards covering up to the full number of shares of Stock then available for Awards under the Plan. No more than $2,000,000 may be paid to any individual with respect to any Cash Performance Award. In applying the limitation of the preceding sentence: (A) multiple Cash Performance Awards to the same individual that are determined by reference to performance periods of one year or less ending with or within the same fiscal year of the Company shall be subject in the aggregate to one $2,000,000 limit, and (B) multiple Cash Performance Awards to the same individual that are determined by reference to one or more multi-year performance periods ending in the same fiscal year of the Company shall be subject in the aggregate to a separate limit of $2,000,000.

5.     ELIGIBILITY AND PARTICIPATION

        The Administrator will select Participants from among those key Employees, directors and individuals or entities (other than Employees or directors) providing services to the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is limited to Employees of the Company or of a "parent corporation" or "subsidiary corporation" of the Company as those terms are defined in Section 424 of the Code.

6.     RULES APPLICABLE TO AWARDS

        a.    ALL AWARDS

(1)    Award Provisions.    The Administrator will determine the terms of all Awards, subject to the limitations provided herein.

(2)    Transferability Of Awards.    Neither ISOs nor, except as the Administrator otherwise expressly provides, other Awards may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime ISOs (and, except as the Administrator otherwise expressly provides, other non-transferable Awards requiring exercise) may be exercised only the Participant.

(3)    Vesting, Etc.    The Administrator may determine the time or times at which an Award will vest or become exercisable and the terms on which an Award requiring exercise will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, immediately upon the cessation of the Participant's Employment, an Award requiring exercise will cease to be exercisable and will terminate, and all other Awards to the extent not already vested will be forfeited, except that:

(A)  subject to (B) and (C) below, all Stock Options and SARs held by the Participant or the Participant's permitted transferee, if any, immediately prior to the cessation of the Participant's Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of 30 days or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6.a.(3), and will thereupon terminate;

(B)  all Stock Options and SARs held by a Participant or the Participant's permitted transferee, if any, immediately prior to the Participant's death, to the extent then exercisable, will remain exercisable for the lesser of (i) the period ending 90 days after the Participant's death or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6.a.(3), and will thereupon terminate; and

(C)  all Stock Options and SARs held by a Participant or the Participant's permitted transferee, if any, immediately prior to the cessation of the Participant's Employment will immediately terminate upon such cessation if the Administrator in its sole discretion determines that such cessation of Employment has resulted for reasons which cast such discredit on the Participant as to justify immediate termination of the Award.

        (4)    Taxes.    The Administrator will make such provision for the withholding of taxes as it deems necessary. The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements (but not in excess of the minimum withholding required by law).

        (5)    Dividend Equivalents, Etc.    The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award.

        (6)    Rights Limited.    Nothing in the Plan shall be construed as giving any person the right to continued Employment or service with the Company or its Affiliates, or any rights as a stockholder, except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment or service for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant.

        (7)    Section 162(m).    This Section 6.a.(7) applies to any Performance Award intended to qualify as performance-based for the purposes of Section 162(m) other than a Stock Option or SAR with an exercise price at least equal to the fair market value of the underlying Stock on the date of grant. In the case of any Performance Award to which this Section 6.a.(7) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. With respect to such Performance Awards, the Administrator will preestablish, in writing, one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). The Performance Criteria so established shall serve as a condition to the grant, vesting or payment of the Performance Award, as determined by the Administrator. Prior to grant, vesting or payment of the Performance Award, as the case may be, the Administrator will certify whether the Performance Criteria have been attained and such determination will be final and conclusive. If the Performance Criteria with respect to the Award are not attained, no other Award will be provided in substitution of the Performance Award. No Performance Award to which this Section 6.a.(7) applies may be granted after the first meeting of the stockholders of the Company held in 2008 until the Performance Criteria (as originally approved or as subsequently amended) have been resubmitted to and reapproved by the stockholders of the Company in accordance with the requirements of Section 162(m) of the Code, unless such grant is made contingent upon such approval.

        b.    AWARDS REQUIRING EXERCISE

(1)    Time And Manner Of Exercise.    Unless the Administrator expressly provides otherwise, (a) an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a written notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Award; and (b) if the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

(2)    Exercise Price.    The Administrator will determine the exercise price, if any, of each Award requiring exercise. Unless the Administrator determines otherwise, the exercise price of an Award requiring exercise will not be less than the fair market value of the Stock subject to the Award, determined as of the date of grant. An ISO granted to an Employee described in Section 422(b)(6) of the Code will have an exercise price equal to 110% of such fair market value.

(3)    Payment Of Exercise Price.    Where the exercise of an Award is to be accompanied by payment, the Administrator may determine the required or permitted forms of payment, subject to the following: (a) all payments will be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of shares of Stock that have been outstanding for at least six months (unless the Administrator approves a shorter period) and that have a fair market value equal to the exercise price, (ii) by delivery to the Company of a promissory note of the person exercising the Award, payable on such terms as are specified by the Administrator, (iii) through a broker-assisted exercise program acceptable to the Administrator, or (iv) by any combination of the foregoing permissible forms of payment; and (b) where shares of Stock issued under an Award are part of an original issue of shares, the Award will require that at least so much of the exercise price as equals the par value of such shares be paid other than by delivery of a promissory note or its equivalent. The delivery of shares in payment of the exercise price under clause (a)(i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

(4)    ISOs.    No ISO may be granted under the Plan after September 15, 2007, but ISOs previously granted may extend beyond that date.

        c.    AWARDS NOT REQUIRING EXERCISE

         Awards of Restricted Stock and Unrestricted Stock may be made in return for either (i) services determined by the Administrator to have a value not less than the par value of the awarded shares of Stock, or (ii) cash or other property having a value not less than the par value of the awarded shares of Stock plus such additional amounts (if any) as the Administrator may determine payable in such combination and type of cash, other property (of any kind) or services as the Administrator may determine.

7.     EFFECT OF CERTAIN TRANSACTIONS

a.    MERGERS, ETC.

In the event of (i) a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of a majority of the Company's then outstanding voting common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company's assets, or (iii) a dissolution or liquidation of the Company (any of the foregoing, a "covered transaction"), all outstanding Awards requiring exercise will cease to be exercisable, and all other Awards to the extent not fully vested (including Awards subject to performance conditions not yet satisfied or determined) will be forfeited, as of the effective time of the covered transaction; provided, however, that immediately prior to the consummation of such covered transaction the vesting or exercisability of Awards shall be accelerated unless, in the case of any Award, the Administrator provides for one or more substitute or replacement awards from, or the assumption of the existing Award by, the acquiring entity (if any) or its affiliates.

The Administrator may provide in the case of any Award that the provisions of the preceding paragraph shall also apply to (i) mergers or consolidations involving the Company that do not constitute a covered transaction, or (ii) other transactions, not constituting a covered transaction, that involve the acquisition of the Company's outstanding Stock.

        b.    CHANGES IN AND DISTRIBUTIONS WITH RESPECT TO THE STOCK

 (1)    Basic Adjustment Provisions.    In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital structure, the Administrator will make appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4.a. and to the maximum share limits described in Section 4.c., and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

(2)    Certain Other Adjustments.    To the extent consistent with qualification of ISOs under Section 422 of the Code and with the performance-based compensation rules of Section 162(m), where applicable, the Administrator may also make adjustments of the type described in paragraph (1) above to take into account distributions to stockholders other than those provided for in Section 7.a. and 7.b.(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder.

(3)    Continuing Application of Plan Terms.    References in the Plan to shares of Stock shall be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

8.     CONDITIONS ON DELIVERY OF STOCK

        The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: the Company's counsel has approved all legal matters in connection with the issuance and delivery of such shares; if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

9.     AMENDMENT AND TERMINATION

 Subject to the last sentence of Section 3, the Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards; provided, that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify under Section 422 of the Code and for Awards to be eligible for the performance-based exception under Section 162(m).

10.   NON-LIMITATION OF THE COMPANY'S RIGHTS

The existence of the Plan or the grant of any Award shall not in any way affect the Company's right to award a person bonuses or other compensation in addition to Awards under the Plan.

11.   GOVERNING LAW

The Plan shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

EXHIBIT A

Definition of Terms

        The following terms, when used in the Plan, shall have the meanings and be subject to the provisions set forth below:

        "Administrator": The Board or, if one or more has been appointed, the Committee. The Administrator may delegate ministerial tasks to such persons as it deems appropriate.

        "Affiliate": Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% of the outstanding capital stock (determined by aggregate voting rights) or other voting interests.

        "Award": Any or a combination of the following:

(i)  Options ("Stock Options") entitling the recipient to acquire shares of Stock upon payment of the exercise price. Each Stock Option awarded under the Plan will be deemed to have been designated as a non-ISO, unless the Administrator expressly provides for ISO treatment.

(ii)  Rights ("SARs") entitling the holder upon exercise to receive cash or Stock, as the Administrator determines, equal to a function (determined by the Administrator using such factors as it deems appropriate) of the amount by which the Stock has appreciated in value since the date of the Award.

(iii)  Stock subject to restrictions ("Restricted Stock") under the Plan requiring that such Stock be redelivered to the Company if specified conditions are not satisfied. The conditions to be satisfied in connection with any Award of Restricted Stock, the terms on which such Stock must be redelivered to the Company, the purchase price of such Stock, and all other terms shall be determined by the Administrator.

(iv)  Stock not subject to any restrictions under the Plan ("Unrestricted Stock").

(v)  A promise to deliver Stock or other securities in the future on such terms and conditions as the Administrator determines.

(vi)  Securities (other than Stock Options) that are convertible into or exchangeable for Stock on such terms and conditions as the Administrator determines.

(vii)  Cash bonuses tied to Performance Criteria as described below ("Cash Performance Awards").

(viii)  Performance Awards

(ix)  Grants of cash, or loans, made in connection with other Awards in order to help defray in whole or in part the economic cost (including tax cost) of the Award to the Participant. The terms of any such grant or loan shall be determined by the Administrator.

        "Board": The Board of Directors of the Company.

        "Code": The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

        "Committee": A committee of the Board comprised solely of two or more outside directors within the meaning of Section 162(m). The Committee may delegate ministerial tasks to such persons (including Employees) as it deems appropriate.

        "Company": Precision Optics Corporation, Inc.

        "Employee": Any person who is employed by the Company or an Affiliate.

        "Employment": A Participant's employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or its Affiliates. If a Participant's employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant's Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates.

        "ISO": A Stock Option intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

        "Participant": An Employee, director or other person providing services to the Company or its Affiliates who is granted an Award under the Plan.

        "Performance Award": An Award subject to Performance Criteria. The Committee in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

        "Performance Criteria": Specified criteria, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to any or any combination of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): (i) sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; gross margin; inventory level or turns; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; or other objective operating contributions; or (ii) acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) and refinancings; or other transactions that involve a change in the equity ownership of the Company. A Performance Criterion measure and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss.

        "Plan": Precision Optics Corporation, Inc. 1997 Incentive Plan as from time to time amended and in effect.

        "Section 162(m)": Section 162(m) of the Code.

        "Stock": Common stock of the Company, par value $.01 per share.

EXHIBIT B

PRECISION OPTICS CORPORATION, INC.
2006 EQUITY INCENTIVE PLAN

1.  DEFINED TERMS

Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2.  PURPOSE

The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock-based Awards.

3.  ADMINISTRATION

The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the Plan. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator will exercise its discretion consistent with qualifying the Award for that exception. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

4.  LIMITS ON AWARDS UNDER THE PLAN

(a)  Number of Shares. The number of shares of Stock available for delivery in satisfaction of Awards under the Plan shall be determined in accordance with this Section 4(a).

(1)   Subject to Section 7(b), the maximum number of shares of Stock that may be delivered in satisfaction of Awards under the Plan shall be 3,000,000 plus the number (not to exceed 500,000) of unused Prior Plan Shares. The number of shares of Stock delivered in satisfaction of Awards shall be, for purposes of the first sentence of this Section 4(a)(1), the number of shares of Stock subject to an Award reduced by the number of shares of Stock (a) withheld by the Company in payment of the exercise price of the Award or in satisfaction of tax withholding requirements with respect to the Award, or (b) awarded under the Plan as Restricted Stock but thereafter forfeited, or (c) made subject to an Award that is exercised or satisfied, or that terminates or expires, without the delivery of such shares.

(2)   To the extent consistent with the requirements of Section 422 and with other applicable legal requirements (including applicable stock exchange requirements), Stock issued under awards of an acquired company that are converted, replaced, or adjusted in connection with the acquisition shall not reduce the number of shares available for Awards under the Plan.

(b)  Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.

(c)  Section 162(m) Limits. The maximum number of shares of Stock for which Stock Options may be granted to any person in any calendar year and the maximum number of shares of Stock subject to SARs granted to any person in any calendar year will each be 1,000,000. The maximum number of shares subject to other Awards granted to any person in any calendar year will be 1,000,000 shares. The foregoing provisions will be construed in a manner consistent with Section 162(m).

5.  ELIGIBILITY AND PARTICIPATION

The Administrator will select Participants from among those key Employees and directors of, and consultants and advisors to, the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is limited to employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code.

6.  RULES APPLICABLE TO AWARDS

(a)  All Awards

(1)   Award Provisions. The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant agrees to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

(2)   Term of Plan. No Awards may be made after October 10, 2016 but previously granted Awards may continue beyond that date in accordance with their terms.

(3)   Transferability. ISOs may not be transferred other than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Participant to whom they were awarded, only by that Participant. Other Awards may be transferred during a Participant’s lifetime only on a gratuitous basis and then only to the extent, if any, determined by the Administrator.

(4)   Vesting, Etc. The Administrator may determine the time or times at which an Award will vest or become exercisable and the terms on which an Award requiring exercise will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, the following rules will apply: immediately upon the cessation of the Participant’s Employment, each Award requiring exercise that is then held by the Participant or by the Participant’s permitted transferees, if any, will cease to be exercisable and will terminate, and all other Awards that are then held by the Participant or by the Participant’s permitted transferees, if any, to the extent not already vested will be forfeited, except that:

(A)   subject to (B) and (C) below, all Stock Options and SARs held by the Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon terminate;

(B)   all Stock Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the Participant’s death, to the extent then exercisable, will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the Participant’s death or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon terminate; and

(C)   all Stock Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment will immediately terminate upon such cessation if the Administrator in its sole discretion determines that such cessation of Employment has resulted for reasons which cast such discredit on the Participant as to justify immediate termination of the Award.

(5)   Taxes. The Administrator will make such provision for the withholding of taxes as it deems necessary. The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements (but not in excess of the minimum withholding required by law).

(6)   Dividend Equivalents, Etc. The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award. Any entitlement to dividend equivalents or similar entitlements shall be established and administered consistent either with exemption from, or compliance with, the requirements of Section 409A to the extent applicable.

(7)   Rights Limited. Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant.

(8)   Section 162(m).  This Section 6(a)(8) applies to any Performance Award intended to qualify as performance-based for the purposes of Section 162(m) other than a Stock Option or SAR. In the case of any Performance Award to which this Section 6(a)(8) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. With respect to such Performance Awards, the Administrator will preestablish, in writing, one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). Prior to grant, vesting or payment of the Performance Award, as the case may be, the Administrator will certify whether the applicable Performance Criteria have been attained and such determination will be final and conclusive. No Performance Award to which this Section 6(a)(8) applies may be granted after the first meeting of the stockholders of the Company held in 2011 until the listed performance measures set forth in the definition of “Performance Criteria” (as originally approved or as subsequently amended) have been resubmitted to and reapproved by the stockholders of the Company in accordance with the requirements of Section 162(m) of the Code, unless such grant is made contingent upon such approval.

(9)   Section 409A. Except as the Administrator expressly determines in any case, each Award shall contain such terms, and shall be construed and administered, such that the Award either (i) qualifies for an exemption from the requirements of Section 409A, or (ii) satisfies such requirements.

(10)   Certain Requirements of Corporate Law. Awards shall be granted and administered consistent with the applicable requirements of Massachusetts law relating to the issuance of stock and the consideration to be received therefor and with the applicable requirements of Nasdaq (if, at such time, the Company’s Stock is listed on a Nasdaq market).

(b)  Awards Requiring Exercise

(1)   Time And Manner Of Exercise. Unless the Administrator expressly provides otherwise, an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Award. If the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

(2)   Exercise Price. The exercise price (or the base value from which appreciation is to be measured) of each Award requiring exercise shall be not less than 100% of the fair market value of the Stock subject to the Award, determined as of the date of grant. Fair market value shall be determined by the Administrator consistent with the requirements of Section 422 and Section 409A, as applicable.  No such Award, once granted, may be repriced other than in accordance with the applicable stockholder approval requirements of Nasdaq, if, at such time, the Company’s Stock is listed on a Nasdaq market.

(3)   Payment Of Exercise Price. Where the exercise of an Award is to be accompanied by payment, payment shall be made by delivery of cash or check acceptable to the Administrator, or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of shares of Stock that have been outstanding for at least six months (unless the Administrator approves a shorter period) and that have a fair market value equal to the exercise price, (ii) through a broker-assisted exercise program acceptable to the Administrator, (iii) by other means acceptable to the Administrator, or (iv) by any combination of the foregoing permissible forms of payment. The delivery of shares in payment of the exercise price under clause (i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

7.  EFFECT OF CERTAIN TRANSACTIONS

(a)  Mergers, etc. Except as otherwise provided in an Award, the following provisions shall apply in the event of a Covered Transaction:

(1)    Assumption or Substitution. If the Covered Transaction is one in which there is an acquiring or surviving entity, the Administrator may provide for the assumption of some or all outstanding Awards or for the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor. Any substitution or assumption of a Stock Option or SAR exempt from the requirements of Section 409A shall be accomplished on a basis that preserves such exemption.

(2)    Cash-Out of Awards. If the Covered Transaction is one in which holders of Stock will receive upon consummation a payment (whether cash, non-cash or a combination of the foregoing), the Administrator may provide for payment (a “cash-out”), with respect to some or all Awards or portions thereof, equal in the case of each affected Award or portion thereof to the excess, if any, of (A) the fair market value of one share of Stock (as determined by the Administrator in its reasonable discretion) times the number of shares of Stock subject to the Award or such portion, over (B) the aggregate exercise or purchase price, if any, under the Award or such portion (in the case of an SAR, the aggregate base price above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines; provided, that the Administrator shall not exercise its discretion under this Section 7(a)(2) with respect to an Award providing for “nonqualified deferred compensation” subject to Section 409A in a manner that would constitute an extension or acceleration or, or other change in, payment terms if such change would be inconsistent with the requirements of Section 409A.

(3)   Acceleration of Certain Awards. If the Covered Transaction (whether or not there is an acquiring or surviving entity) is one in which there is no assumption, substitution or cash-out, each Award requiring exercise will become fully exercisable, and the delivery of shares of Stock deliverable under each outstanding Award of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated and such shares will be delivered, prior to the Covered Transaction, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the delivery of the shares, as the case may be, to participate as a stockholder in the Covered Transaction; provided, that to the extent acceleration pursuant to this Section 7(a)(3) of an Award subject to Section 409A would cause the Award to fail to satisfy the requirements of Section 409A, the Award shall not be accelerated and the Administrator in lieu thereof shall take such steps as it deems necessary or appropriate to ensure that payment of the Award is made in a medium other than Stock and on terms that as nearly as possible, but taking into account adjustments required or permitted by this Section 7, mirror the prior terms of the Award.

(4)   Termination of Awards Upon Consummation of Covered Transaction. Each Award will terminate upon consummation of the Covered Transaction, other than the following: (i) Awards assumed pursuant to Section 7(a)(1) above; (ii) Awards converted pursuant to the proviso in Section 7(a)(3) above into an ongoing right to receive payment other than Stock; and (iii) outstanding shares of Restricted Stock (which shall be treated in the same manner as other shares of Stock, subject to Section 7(a)(5) below).

(5)   Additional Limitations. Any share of Stock delivered pursuant to Section 7(a)(2) or Section 7(a)(3) above with respect to an Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the Award was subject. In the case of Restricted Stock, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.

(b)  Change in and Distributions With Respect to Stock

(1)   Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Administrator shall make appropriate adjustments to the maximum number of shares specified in Section 4(a) that may be delivered under the Plan and to the maximum share limits described in Section 4(c), and shall also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

(2)   Certain Other Adjustments. The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder, having due regard for the qualification of ISOs under Section 422, the requirements of Section 409A, and the performance-based compensation rules of Section 162(m), where applicable.

(3)   Continuing Application of Plan Terms. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

8.  LEGAL CONDITIONS TO DELIVERY OF STOCK

The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

9.  AMENDMENT AND TERMINATION

The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. Any amendments to the Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator.

10.     OTHER COMPENSATION ARRANGEMENTS

The existence of the Plan or the grant of any Award will not in any way affect the Company’s right to Award a person bonuses or other compensation in addition to Awards under the Plan.

11.     MISCELLANEOUS

(a)  Waiver of Jury Trial. By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers.

(b)  Limitation of Liability. Notwithstanding anything to the contrary in the Plan, neither the Company, any Affiliate, nor the Administrator, nor any person acting on behalf of any of them, shall be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Award by reason of any acceleration of income, or any additional tax, asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code; provided, that nothing in this Section 11(b) shall limit the ability of the Administrator or the Company to provide by separate express written agreement with a Participant for a gross-up payment other payment in connection with any such tax or additional tax.

EXHIBIT A

Definition of Terms

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

“Administrator”: The Board, except that the Board may delegate (i) to one or more of its members such of its duties, powers and responsibilities as it may determine; (ii) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate; and (iii) to the compensation committee of the Board, if the Board shall have constituted such a committee, some or all of its powers with respect to the Plan, in which event, except as the context otherwise clearly requires, all references in this Plan to the Board shall be deemed to refer to the compensation committee. In the event of any delegation described in clause (i) or (ii) of the preceding sentence, the term “Administrator” shall include the person or persons so delegated to the extent of such delegation.

“Affiliate”: Any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) or Section 414(c) of the Code, except that in determining eligibility for the grant of a Stock Option or SAR by reason of service for an Affiliate, Sections 414(b) and 414(c) of the Code shall be applied by substituting “at least 50%” for “at least 80%” under Section 1563(a)(1), (2) and (3) of the Code and Treas. Regs. § 1.414(c)-2; provided, that to the extent permitted under Section 409A, “at least 20%” shall be used in lieu of “at least 50%”; and further provided, that the lower ownership threshold described in this definition (50% or 20% as the case may be) shall apply only if the same definition of affiliation is used consistently with respect to all compensatory stock options or stock awards (whether under the Plan or another plan). The Company may at any time by amendment provide that different ownership thresholds (consistent with Section 409A) shall apply. Notwithstanding the foregoing provisions of this definition, except as otherwise determined by the Administrator, a corporation or other entity shall be treated as an Affiliate only if its employees would be treated as employees of the Company for purposes of the rules promulgated under the Securities Act of 1933, as amended, with respect to the use of Form S-8.

“Award”: Any or a combination of the following:

(i) Stock Options.

(ii) SARs.

(iii) Restricted Stock.

(iv) Unrestricted Stock.

(v) Stock Units, including Restricted Stock Units.

(vi) Performance Awards.

(vii) Awards (other than Awards described in (i) through (vi) above) that are convertible into or otherwise based on Stock.

“Board”: The Board of Directors of the Company.

“Code”: The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

“Company”: Precision Optics Corporation, Inc.

“Covered Transaction”: Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company’s assets, or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

“Effective Date”: The time and date of the Plan’s approval by Company shareholders.

“Employee”: Any person who is employed by the Company or an Affiliate.

“Employment”: A Participant’s employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or its Affiliates. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates.

“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422. Each option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive stock option unless, as of the date of grant, it is expressly designated as an ISO.

“Participant”: A person who is granted an Award under the Plan.

“Performance Award”: An Award subject to Performance Criteria. The Administrator in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

“Performance Criteria”: Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Administrator may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

“Plan”: Precision Optics Corporation, Inc. 2006 Equity Incentive Plan, as from time to time amended and in effect.

“Prior Plan”: Precision Optics Corporation, Inc. Amended and Restated 1997 Incentive Plan, as amended and in effect immediately prior to the Effective Date.

“Prior Plan Shares”: (i) shares of Stock available for issuance under the Prior Plan immediately prior to the Effective Date, (ii) shares of Stock subject to awards under the Prior Plan, other than restricted stock awards, outstanding immediately prior to the Effective Date to the extent such Prior Plan awards are exercised or are satisfied, or terminate or expire, on or after the Effective Date without the delivery of such shares, and (iii) shares of Stock outstanding immediately prior to the Effective Date constituting restricted stock awards under the Prior Plan and thereafter forfeited.

“Restricted Stock”: Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

“Restricted Stock Unit”: A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

“SAR”: A right entitling the holder upon exercise to receive an amount (payable in shares of Stock of equivalent value) equal to the excess of the fair market value of the shares of Stock subject to the right over the fair market value of such shares at the date of grant.

“Section 409A”: Section 409A of the Code.

“Section 422”: Section 422 of the Code.

“Section 162(m)”: Section 162(m) of the Code.

“Stock”: Common Stock of the Company, par value $ .01 per share.

“Stock Option”: An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

“Stock Unit”: An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

“Unrestricted Stock”: Stock not subject to any restrictions under the terms of the Award.

EXHIBIT C

Charter of the Audit Committee
of the
Board of Directors
of
Precision Optics Corporation, Inc.

1.  Purpose. The purpose of the Audit Committee (the “Committee”) shall be to (a) appoint, oversee and replace, if necessary, the independent auditor, (b) assist the Board of Director’s oversight of (i) the preparation of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditor; and (c) prepare the report the SEC rules require be included in the Company’s annual proxy statement.

2.  Composition of the Audit Committee. The Committee shall consist of not less than three board members appointed by the Board of Directors of the Company. Committee members may be removed by the Board of Directors in its discretion. Each member of the Committee shall satisfy the independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and The Nasdaq Stock Market, Inc. (“Nasdaq”) as such requirements are interpreted by the Board of Directors in its business judgment, and the Board of Directors shall annually review the Committee’s compliance with such requirements. Members of the Committee shall be versed in reading and understanding financial statements.

3.  Meetings of the Audit Committee. The Committee shall hold regularly scheduled meetings and such special meetings as circumstances dictate. It shall meet separately, at least quarterly, with management, with the internal auditors (or other personnel responsible for the internal audit function), and with the independent auditor to discuss results of examinations, or discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee shall report regularly to the Board of Directors.

4.  Responsibilities of the Audit Committee. The function of the Committee is oversight. While the Committee has the responsibilities set forth in this charter, it is not the responsibility of the Committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Company. This is the responsibility of management. The independent auditor is responsible for performing independent audits of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing reports thereon. The Committee has direct and sole responsibility for the appointment, compensation, oversight and replacement, if necessary, of the independent auditor, including the resolution of disagreements between management and the auditor regarding financial reporting. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

5.  Duties and Proceedings of the Audit Committee. The Committee shall assist the Board of Directors in fulfilling its oversight responsibilities by accomplishing the following:

5.1.  Oversight of Independent Auditor.

(a)  Annually evaluate, determine the selection of, and if necessary, determine the replacement of or rotation of, the independent auditor.

(b)  Approve or pre-approve all auditing services (including comfort letters and statutory audits) and all permitted non-audit services by the auditor.

(c)  Review, evaluate and discuss formal reports, at least annually, from the independent auditor regarding the auditor’s independence, including a delineation of all relationships between the auditor and the Company; and recommend to the Board of Directors actions to satisfy the Board of the independence of the auditor.

5.2.  Oversight of Audit Process and Company’s Legal Compliance Program.

(a)  Review and discuss with management, internal auditors and independent auditor the Company’s system of internal control, its financial and critical accounting practices, and policies relating to risk assessment and management.

(b)  Receive and review reports of the independent auditor discussing 1) all critical accounting policies and practices used in the preparation of the Company’s financial statements, 2) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and 3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

(c)  Review material pending legal proceedings involving the Company and other contingent liabilities.

(d)  Receive from the CEO and CFO a report of all significant deficiencies and material weaknesses in the design or operation of internal controls, and any fraud that involves management or other employees who have a significant role in the company’s internal controls.

(e)  Discuss with independent auditor the matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61.

(f)  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or accounting matters.

5.3.  Other Responsibilities.

(a)  Review the adequacy of this audit committee charter annually and submit charter to Board of Directors for approval.

(b)  Prepare report for inclusion in the Company’s annual proxy statement as required by the rules of the Securities and Exchange Commission.

(c)  Put in place an appropriate control process for reviewing and approving Company’s internal transactions and accounting.

(d)  Report to the Board on a regular basis.

(e)  Annually perform, or participate in, an evaluation of the performance of the Committee, the results of which shall be presented to the Board.

(f)  Perform any other activities consistent with the Charter, By-laws and governing law as the Board of Directors or the Audit Committee shall deem appropriate, including holding meetings with the Company’s investment bankers and financial analysts.

6.  Authority and Resources of the Audit Committee. The Committee has the authority to retain legal, accounting or other experts that it determines to be necessary to carry out its duties. It also has authority to determine compensation for such advisors as well as for the independent auditor. The Committee may determine appropriate funding needs for its own ordinary administrative expenses that are necessary and appropriate to carrying out its duties.

EXHIBIT D

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to
22 EAST BROADWAY GARDNER, MA 01440-3338	Precision Optics Corp., Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	PROPT1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRECISION OPTICS CORPORATION, INC.

Vote on Directors

Election of two Class I Directors. The nominees for the Board of Directors to serve for a three-year term as Class I Directors:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number of the nominee on the line below.

Nominees:	1) Richard E. Forkey	☐	☐	☐
2) Edward A. Benjamin

Vote on Proposal Number 1	For	Against	Abstain

Proposal to approve an amendment to the Articles of Organization, as amended, to increase the number of authorized shares of common stock of the Company from 20,000,000 to 50,000,000, as more fully described in the Proxy Statement.
☐	☐	☐

Vote on Proposal Number 2

Proposal to approve certain amendments to the Amended and Restated 1997 Incentive Plan of the Company, as more fully described in the Proxy Statement.	☐	☐	☐

Vote on Proposal Number 3

Proposal to approve the 2006 Equity Incentive Plan of the Company, as more fully described in the Proxy Statement.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PRECISION OPTICS CORPORATION, INC.

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. The proposals which are discussed in detail in the enclosed proxy materials require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares should be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage-paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders on November 28th, 2006.

Thank you in advance for your prompt consideration of these matters.

Very truly yours,

Precision Optics Corporation, Inc.

PRECISION OPTICS CORPORATION, INC.

COMMON STOCK PROXY

The undersigned, revoking any previous instructions, hereby acknowledges receipt of the Notice and Proxy Statement dated November 1, 2006. In connection with the Annual Meeting mentioned below, the undersigned hereby appoints Richard E. Forkey and Michael T. Pieniazek as attorneys of the undersigned each with power to act alone and with full power of substitution, to act and to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Precision Optics Corporation, Inc. to be held on November 28, 2006 at 10:00 A.M. at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts, and at any adjournments or postponements thereof, upon the matters set forth in the proxy statement for such Annual Meeting. The foregoing attorneys are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

This proxy is solicited by the Board of Directors. When this proxy is properly executed, the shares represented hereby will be voted as specified by the Shareholder(s) . If no direction is given, the shares will be voted FOR the amendment to the Articles of Organization described in Proposal Number 1, FOR the amendments to the Amended and Restated 1997 Incentive Plan described in Proposal 2, FOR the approval of the 2006 Equity Incentive Plan described in Proposal 3 and FOR the election of the Class I director nominees.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Address Changes/Comments:_____________________________________________________________________________________
_______________________________________________________________________________________________
(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)